UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K
                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): May 16, 2007


                               Carrollton Bancorp

               (Exact Name of Registrant as Specified in Charter)


          Maryland                     000-23090              52-1660951
(State or Other Jurisdiction       (Commission File          (IRS Employer
      of Incorporation)                 Number)           Identification No.)


 344 North Charles Street, Suite 300, Baltimore, Maryland             21201
         (Address of Principal Executive Offices)                  (ZIP Code)

        Registrant's telephone number, including area code (410) 536-4600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosures

At the annual shareholders meeting, management of Carrollton Bancorp (The "Company") made a presentation to its shareholders substantially in the form attached hereto as Exhibit 99.1. These materials include forward-looking statements, including statements regarding, among other things: (a) strengths and weaknesses of the Company; and (b) business opportunities in the Company's industry. In addition, when used in this filing, the words "believes," "anticipates," "intends," "in anticipation of," and similar words are intended to identify certain forward-looking statements. These forward-looking statements are based largely on the Company's expectations and are subject to a number of risks and uncertainties, many of which are beyond the Company's control. Actual results could differ materially from these forward-looking statements as a result of changes in trends in the economy and the Company's industry, and other factors. In light of these risks and uncertainties, there can be no assurance that the forward-looking statements contained in this filing will in fact occur. The Company does not undertake any obligation to publicly release the results of any revision to these forward-looking statements that may be made to reflect any future events or circumstances.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

99.1 Presentation to Stockholders of Carrollton Bancorp at the annual shareholders' meeting held on May 15, 2007.

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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              CARROLLTON BANCORP


                              By:    /s/ Robert A.Altieri
                              ---------------------------
                              Name: Robert A. Altieri
Date: May 16, 2007            Title: Chief Executive Officer and President


                              By:    /s/ James M. Uveges
                              ---------------------------
                              Name: James M. Uveges
Date: May 16, 2007            Title:   Senior Vice President and
                                       Chief Financial Officer

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                                  EXHIBIT INDEX

Exhibit    Description
--------   ------------
     99.1 Presentation to Stockholders of Carrollton Bancorp at the annual shareholders' meeting held on May 15, 2007.



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